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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1933

                                  JULY 22, 2003
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                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                 CELERITEK, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



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
          CALIFORNIA                      0-23576                  77-0057484
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(STATE OR OTHER JURISDICTION OF   (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                               IDENTIFICATION NUMBER)
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                              3236 SCOTT BOULEVARD
                          SANTA CLARA, CALIFORNIA 95054
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (408) 986-5060
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

            99.1 Text of Earnings Release dated July 22, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 -- DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

The information contained in Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

The information in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On July 22, 2003, Celeritek, Inc. issued an earnings release announcing its financial results for the fourth quarter ended June 30, 2003. A copy of the earnings release is attached as Exhibit 99.1.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CELERITEK, INC.




Date: July 22, 2003                           By:  /s/ Margaret E. Smith
                                                   -----------------------------
                                                   Margaret E. Smith
                                                   Vice President, Finance and
                                                   Chief Financial Officer


                                      -3-
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                                  EXHIBIT INDEX

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EXHIBIT NO.     DESCRIPTION
   99.1         Earnings Release dated July 22, 2003.
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